UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2025
ASURE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34522	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Colorado Street, Suite 1800 Austin, Texas		78701
(Address of principal executive offices)		(Zip Code)

512-437-2700
(Registrant’s Telephone Number, including Area Code)
None
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ASUR	The Nasdaq Capital Market
Series A Junior Participating Preferred Share Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.    Entry into a Material Definitive Agreement.
On April 16, 2025, the Board of Directors (the “Board”) of Asure Software, Inc. (the “Company”) approved a Fourth Amended and Restated Rights Agreement (the “Fourth Amended Rights Agreement”), by and between the Company and Equiniti Trust Company LLC (the “Rights Agent”), to be dated effective October 28, 2025. The effectiveness of the Fourth Amended Rights Agreement is subject to the approval of a majority of the shares of common stock present in person or represented by proxy at the Company’s 2025 Annual Meeting of Stockholders (the “Requisite Stockholder Vote”), which will be held on June 2, 2025.
The Fourth Amended Rights Agreement is identical to the Third Amended and Restated Rights Agreement (the “Third Amended Rights Agreement”), dated effective October 28, 2022, by and between the Company and American Stock Transfer & Trust Company LLC (“AST”), except that, (i) if approved by the Requisite Stockholder Vote, it would extend the Final Expiration Date (as defined in the Fourth Amended Rights Agreement), from October 28, 2025, to October 28, 2028 (subject to other earlier termination events, including if the Requisite Stockholder Vote has not been obtained by October 28, 2025); and (ii) the former rights agent, AST, was merged into the Rights Agent, which has assumed all corresponding rights and obligations under Fourth Amended Rights Agreement.
As of December 31, 2024, the Company had federal net operating loss carryforwards of approximately $46.6 million and research and development credit carryforwards of approximately $3.6 million, which will expire in varying amounts in years 2025 through 2044.
The Board approved the Fourth Amended Rights Agreement to ensure the continued ability to use these net operating loss carryforwards and research and development carryforwards.
The Board did not approve the Fourth Amended Rights Agreement as an anti-takeover measure.
The foregoing summary of the Fourth Amended Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.03.    Material Modification to Rights of Security Holders.
The information set forth in Item 1.01 is incorporated herein by reference in its entirety.
Item 4.01.    Changes in Registrant’s Certifying Accountant.
On April 14, 2025, Marcum LLP (“Marcum”) notified the Company that it resigned as the independent registered public accounting firm of the Company, as result of the acquisition by CBIZ CPAs P.C. of Marcum’s attest business. Following Marcum’s resignation, and also on April 14, 2025, with the approval of the Audit Committee of the Company’s Board of Directors, CBIZ CPAs P.C. was engaged as the Company’s independent registered public accounting firm.

The reports of Marcum regarding the Company’s financial statements for the fiscal years ended December 31, 2024 and December 31, 2023, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through April 14, 2025, the date of Marcum's resignation, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report and (b) no reportable events as defined in Item 304(a)(1)(v) of Regulation SK, except for the material weakness in the Company’s internal control over financial reporting related to ineffective design and operation of controls over program change management as described in Item 9A of the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2025.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through April 14, 2025, neither the Company nor anyone on the Company's behalf consulted with CBIZ CPAs P.C. regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ CPAs P.C. on the Company’s financial statements, and CBIZ CPAs P.C. did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that Marcum furnish the Company with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated April 16, 2025, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Fourth Amended and Restated Rights Agreement by and between Asure Software, Inc. and Equiniti Trust Company LLC to be effective October 28, 2025.
16.1	Letter from Marcum LLP dated April 16, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: April 16, 2025	By:	/s/ John Pence
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer